UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2023 (December 20, 2023)

MSD INVESTMENT CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01481	87-4195402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, 26th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212-303-4728

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 20, 2023, MSD Investment Corp. (the “Company”) with Bank of America, N.A. ("BAML") as administrative agent and lender, entered into the first amendment to the revolving credit agreement (the "Amendment"). All capitalized terms used herein but not defined herein shall take their respective meanings as defined in the revolving credit agreement previously entered into by the Company and BAML on December 21,2021.

The Amendment, among other things: (i) extended the Stated Maturity Date from December 20, 2023 to December 18, 2024; (ii) replaced the BSBY Rate interest rate benchmark with a Term SOFR interest rate benchmark; (iii) added a Daily Simple SOFR interest rate option; (iv) increased the interest rate spread across all pricing options by 0.50%; and (iv) modified the Unused Commitment Fee Rate from 0.25% to 0.35%.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment. The Company expects to file the Amendment as an exhibit to its Annual Report on Form 10-K for the fiscal year ending December 31, 2023. The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment when so filed.

Item 7.01. Regulation FD Disclosure.

On December 20, 2023, the board of directors of the Company declared a special distribution to stockholders in the amount of $0.35 per share. The distribution will be payable on December 28, 2023 to stockholders of record as of December 20, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MSD Investment Corp.

Dated: December 27, 2023	By:	/s/ Brian Williams
		Name:	Brian Williams
		Title:	Chief Financial Officer and Treasurer